THE ADVISORS’ INNER CIRCLE FUND III

Chiron Capital Allocation Fund

(the “Fund”)

Supplement dated July 17, 2020 to the Fund’s Summary Prospectus and Prospectus, each dated March 1, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus, and should be read in conjunction with the Summary Prospectus and Prospectus.

The Fund may allocate between 0-15% of its net asset value to precious metals investments. The Fund’s investments in precious metals investments may include equity and debt securities related to precious metals-based companies, such as stocks, bonds or convertible bonds. Equity and debt securities related to precious metals-based companies are treated as precious metals for purposes of the Fund’s asset allocation ranges. Accordingly, the Fund’s Summary Prospectus and Prospectus are hereby amended and supplemented as follows:

The disclosure under the: (i) “Principal Investment Strategies” section of the Summary Prospectus and Prospectus and (ii) “More Information about the Funds’ Investment Objectives and Principal Investment Strategies – Principal Investment Strategies – Chiron Capital Allocation Fund” section of the Prospectus is hereby deleted and replaced with the following:

The Fund seeks to achieve its objective by allocating its assets among equity, debt, precious metals and cash investments in markets around the globe. Subject to the allocation targets below, the combination of the Fund’s investments will vary from time to time both with respect to the types of securities and markets, in response to changing market and economic trends. In deciding between equity and debt investments, the Fund utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process identifies opportunities for growth with the fundamental approach identifying changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages, the Fund seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. The Fund aims to reduce volatility and risk through diversifying its investment choices across a wide range of industries, sectors and geographic areas.

Under normal market conditions, the Fund intends to allocate its assets within the following ranges:

•	Equity: net exposure of 25-80% of the Fund’s net asset value (“NAV”)
•	Fixed Income: net exposure of 10-50% of the Fund’s NAV
•	Precious Metals: net exposure of 0-15% of the Fund’s NAV
•	Cash and Cash Equivalents: net exposure of 0-50% of the Fund’s NAV

The Fund’s net exposure generally equals the notional value of its long positions (i.e., assets purchased and still held) minus the notional value of its short positions (e.g., hedges to its long positions).

The Fund has no geographic limits on where its investments may be located. Under normal market conditions, the Fund may allocate a substantial portion of its assets to non-U.S. securities, including a net exposure up to 25% of the Fund’s NAV in emerging market issuers. An emerging market country is any country determined by Chiron Investment Management, LLC (“Chiron” or the “Adviser”), the Fund’s investment adviser, to have an emerging market economy. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries. The Fund also may invest in non-U.S. currencies, cash equivalents or bank deposits.

Equity securities in which the Fund may invest include common stock issued by companies of any market capitalization (including initial public offerings (“IPOs”)), American Depositary Receipts (“ADRs”), exchange traded funds (“ETFs”) and securities of real estate investment trusts (“REITs”). The Fund may also invest in preferred stocks, which are treated as fixed income securities for purposes of the above ranges. Chiron uses a quantamental approach to equity selection. The quantitative process will include factors to determine: which style of equities are attractive (growth, value or growth at a reasonable price (also known as “GARP,” which is a combination of growth and value styles)) and which particular issues are attractive within each style. Fundamental research then further investigates the particular issues for information and changes that quantitative research cannot capture including management behavior, regulatory environment and industry dynamics. The melding of this process contributes to the decision as to which securities are selected for the Fund and the appropriate weighting each should have within the Fund.

The Fund may invest in any type of debt security without regard to credit ratings or time to maturity, including corporate bonds, convertible bonds, including contingent convertible bonds, structured notes, credit-linked notes, inflation-indexed bonds, loan assignments and participations, high yield (or “junk”) bonds, distressed securities, mortgage and asset backed securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities. The Fund may invest an unlimited amount of its fixed income assets in high yield bonds, loan assignments and participations and distressed securities. The debt securities in which the Fund invests may include fixed rate or floating rate debt securities.

Chiron also uses a quantamental approach to debt instrument selection. The quantitative process is used to screen for attractive corporate attributes. Fundamental analysis is then used to judge the relative pricing of debt instruments based on market conditions. Chiron may also seek to use sovereign debt securities to manage duration. Chiron uses a fundamental top-down process in evaluating issuers relative to political, economic, socioeconomic and market pricing dynamics.

The Fund’s investments in precious metals investments may include equity and debt securities related to precious metals-based companies, such as stocks, bonds or convertible bonds. Equity and debt securities related to precious metals-based companies are treated as precious metals for purposes of the above ranges.

The Fund may use derivatives, including options, futures, swaps and currency forward contracts, to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets. The Fund may use options to create long or short equity exposure without investing directly in equity securities, while it may use futures to create long or short equity, fixed income, or U.S. Treasury exposure without investing directly in equity, fixed income or U.S. Treasury securities. The Fund may also use swaps to create long or short exposure without investing directly in the underlying assets. As well, the Fund may use currency forwards to increase or decrease exposure to a given currency.

The Fund may invest in A-Shares of companies based in the People’s Republic of China (“PRC”) that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange through the Shanghai – Hong Kong and Shenzhen – Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a mutual stock market access program designed to, among other things, enable foreign investments in the PRC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CHI-SK-009-0100